UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report: May 11, 2004 (Date of earliest event reported: May 11, 2004)

Nexstar Broadcasting Group, Inc.

Nexstar Finance Holdings, Inc.

Nexstar Broadcasting, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware Delaware Delaware	000-50478 333-68964 333-62916-01	23-3083125 23-3063153 23-3063152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Lake Carolyn Parkway, Suite 1450

Irving, Texas 75039

(Address of Principal Executive Offices, including Zip Code)

(972) 373-8800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.	Description

99.1	Press Release

Item 12.	Results of Operations and Financial Condition.

On May 11, 2004, Nexstar Broadcasting Group, Inc. issued a press release announcing its financial results for the period ended March 31, 2004. A copy of the press release is attached to this Form 8-K as Exhibit 99.1

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEXSTAR BROADCASTING GROUP, INC.

Date:	May 11, 2004	By:	/s/ G. Robert Thompson

		Name:	G. Robert Thompson
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release.